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                                                  (RIVERSOURCE INVESTMENTS LOGO)

       STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT JULY 31, 2008

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FUND                                                                                SAI DATE      FORM #
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE                           MAY 1, 2008  S-6521-20 A
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE                MAY 1, 2008  S-6521-20 A
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE                               MAY 1, 2008  S-6521-20 A
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE                  MAY 1, 2008  S-6521-20 A
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE                             MAY 1, 2008  S-6521-20 A
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Table 3 of the "Investment Management Services" section of the SAI is revised:

Effective immediately, Erol Sonderegger no longer serves as portfolio manager to the Fund.

Section "Taxes" of the SAI is revised as follows:

Each fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file a "Partnership Return of Income." Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the fund's items of income, gain, loss, deduction or credit for the taxable year of the fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the fund.

The funds will not need to make distributions to their shareholders to preserve their tax status.

The funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. Under a safe harbor for separate accounts in Section 817(h) of the Code and Section 1.817-5(b)(2) of the Treasury Regulations, (a) at least 50% of the market value of the fund's total assets must be represented by cash and cash items (including receivables), Government securities, and securities of other regulated investment companies, and other securities limited in respect of anyone issuer, to an amount not greater than 5% of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. In addition, no more than 55% of the assets of the separate account which owns shares in the fund, including the separate account's proportionate share of the assets of the fund, can be in cash, cash items (including receivables), government securities and securities of other regulated investment companies.

An alternative diversification test is provided for in Section 1.817-5(b)(1). Under this test, for purposes of the latter diversification requirement, the fund's beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The funds intend to meet such requirements.

The partners or owners of the funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation and to the extent possible, a fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.